UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2006
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                        Price Communications Corporation
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             (Exact name of registrant as specified in its charter)

        New York                        1-8309                  13-2991700
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

        45 Rockefeller Plaza, New York, New York                      10020
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        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       (212) 757-5600
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

A copy of the press release issued by Price Communications Corporation on August 9, 2006, announcing its earnings for the quarter and six months ended June 30, 2006, is included herewith as Exhibit 99.1 and is incorporated herein by reference. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits. The following documents are included as exhibits to this report:

            99.1  Press release issued August 9, 2006.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PRICE COMMUNICATIONS CORPORATION
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                                                   (Registrant)

              August 9, 2006                    /s/ Kim I. Pressman
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                    Date                            Kim I. Pressman
                                          Executive Vice President and
                                          Chief Financial Officer


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                                 EXHIBIT INDEX

      EXHIBIT

      99.1        Press release issued August 9, 2006.